UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.       REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to HCi Viocare.

Sitimo Ltd

On February 1, 2016, the Company entered into a consulting agreement (the “Agreement”) with Sitimo Ltd. (“Consultant”). Under the terms of the Agreement, Consultant shall provide consulting services to the Company for the development and expansion of its business and establishment of Prosthetics and Orthotics clinics in the region of South Eastern Europe as well as the Middle East. The Consultant undertakes to introduce the Company to the healthcare market of South Eastern Europe and Middle East.

The Agreement has a term of twelve (12) months and the Consultant is entitled to remuneration for the provision of services in the form of 100,000 shares of the common stock to be issued within thirty days from the enforcement of the Agreement.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Consulting Agreements

On February 18, 2016, the Company entered into a consulting agreement (the “Agreement”) with an individual (the “Consultant”).
Under the terms and conditions of the Agreement the Consultant shall provide consulting services and introduce the Company to the healthcare market of Middle East and specifically of Saudi Arabia in view of the Company project to expand its business and establish a Prosthetic and Orthotic Clinic in the Middle East. The Agreement has a six-month term ending on 18.8.2016 and the Consultant shall be remunerated with 200,000 shares of the common stock.

A copy of the Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

On February 19, 2016, the Company entered into a consulting agreement (the “Agreement”) with an individual (the “Consultant”).
Under the terms and conditions of the Agreement the Consultant shall provide consulting services and introduce the Company to the healthcare market of Turkey in view of the Company project to expand its business and establish a Prosthetic and Orthotic Clinic in Turkey. The Agreement has a six-month term ending on 19.8.2016 and the Consultant shall be remunerated with 200,000 shares of the common stock.

A copy of the Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

SECTION 3.       SECURITIES AND TRADING MARKETS

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, (“Securities Act”), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit no.	Description
10.1	The Agreement with Consultant dated February 1, 2016	Filed herewith
10.2	The Agreement with Consultant dated February 18, 2016	Filed herewith
10.3	The Agreement with Consultant dated February 19, 2016.	Filed herewith
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: February 19, 2016	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director